Exhibit 10.14

EXECUTION VERSION

SECOND INCREMENTAL CREDIT FACILITY AMENDMENT

TO FIRST LIEN CREDIT AGREEMENT

THIS SECOND INCREMENTAL CREDIT FACILITY AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Amendment”) is dated as of May 12, 2020 and is entered into by GOODRX, INC., a Delaware corporation (the “Borrower”), GOODRX INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), the Lenders party hereto, and BARCLAYS BANK PLC (“BARCLAYS”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”) and as collateral agent, (in such capacity, together with its successors and assigns, the “Collateral Agent”) and acknowledged and agreed by the other Guarantors party hereto, is made with reference to that certain FIRST LIEN CREDIT AGREEMENT, dated as of October 12, 2018 (as amended by that certain First Incremental Credit Facility Amendment to First Lien Credit Agreement, dated as of November 1, 2019, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”) by and among the Borrower, Holdings, the Lenders from time to time party thereto and Barclays, as the Administrative Agent and the Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Borrower may request that the lenders provide an Incremental Revolving Facility consisting of an increase to the existing Revolving Credit Facility by entering into one or more Incremental Credit Facility Amendments executed by the Borrower, the Administrative Agent, and each lender providing such Incremental Revolving Commitments, in each case, subject to the terms and conditions of the Credit Agreement;

WHEREAS, the Borrower has requested and the lenders identified on Schedule A hereto (collectively, the “Incremental Revolving Lenders” and each an “Incremental Revolving Lender”) have agreed to provide Incremental Revolving Commitments (the “2020 Incremental Revolving Commitments”) denominated in Dollars in the aggregate principal amount of up to $60,000,000.00 (such increase, the “2020 Incremental Revolving Facility” and the loans thereunder, the “2020 Incremental Revolving Loans”) and in the amounts set forth next to such Incremental Revolving Lender’s name on Schedule A hereto, in accordance with Section 2.20 of the Credit Agreement;

WHEREAS, the Borrower intends to use the proceeds of the 2020 Incremental Revolving Commitments in accordance with Section 5.09 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	INCREMENTAL REVOLVING COMMITMENTS

A.    2020 Incremental Revolving Commitments.

(a)    Subject to the terms and conditions of this Amendment and the Credit Agreement, including the effectiveness of the amendments set forth in Section II hereof, each of the Incremental Revolving Lenders hereby severally commits to provide 2020 Incremental Revolving Loans to the Borrower from time to time during the Revolving Availability Period in Dollars in an aggregate principal amount such that its Revolving Exposure will not exceed its Revolving Commitments (which, for the avoidance of doubt, includes the 2020 Incremental Revolving Commitments).

(b)    This Amendment shall constitute (i) the notice required to be delivered by the Borrower to the Administrative Agent pursuant to Section 2.20(a) of the Credit Agreement and (ii) an “Incremental Credit Facility Amendment”.

(c)    On the Second Amendment Effective Date, immediately after giving effect to the 2020 Incremental Revolving Commitments, the Administrative Agent shall reallocate the outstanding Revolving Exposure in accordance with Section 2.20(e) of the Credit Agreement.

B.    Terms of 2020 Incremental Revolving Commitments. Notwithstanding any provision to the contrary herein or in the Credit Agreement, except as set forth in this Section I and as amended in Section II, (a) the terms of the 2020 Incremental Revolving Facility shall be the same as the terms of the Initial Revolving Commitments, (b) the 2020 Incremental Revolving Commitments will constitute a Commitment, a Revolving Credit Commitment and an Incremental Revolving Commitment, (c) the 2020 Incremental Revolving Loans will constitute Loans, Initial Revolving Loans (other than for purposes of (i) the first paragraph of Section 2.01 of the Credit Agreement, (ii) Section 4.01 of the Credit Agreement and (iii) Section 5.09(a) of the Credit Agreement), Revolving Loans and Incremental Revolving Loans, (d) each of the Incremental Revolving Lender will be a Lender and a Revolving Lender and (e) the 2020 Incremental Revolving Loans and the Initial Revolving Loans shall collectively constitute one tranche and one Class of Revolving Loans under the Credit Agreement.

C.    Termination of the 2020 Incremental Revolving Commitments and Repayment of any 2020 Incremental Revolving Loans. Unless previously terminated or extended, the 2020 Incremental Revolving Commitments shall terminate on the Revolving Termination Date. To the extent not previously paid, any 2020 Incremental Revolving Loans shall be due and payable by the Borrower on the Revolving Termination Date.

SECTION II.	AMENDMENTS.

The Borrower, Holdings, the Administrative Agent and the Incremental Revolving Lenders hereby agree that, in accordance with Section 2.20(d) of the Credit Agreement, on the Second Amendment Effective Date, the Credit Agreement shall hereby be amended as follows:

A.    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“2020 Incremental Revolving Commitments” has the meaning assigned to such term in Section I of the Second Incremental Credit Facility Amendment.

“2020 Incremental Revolving Lender” means, as of any date of determination, all Lenders having 2020 Incremental Revolving Commitments or holding all or any portion of the outstanding 2020 Incremental Revolving Loans.

“2020 Incremental Revolving Loans” has the meaning assigned to such term in the Recitals of the Second Incremental Credit Facility Amendment.

“Second Amendment Effective Date” has the meaning assigned to such term in Section III of the Second Incremental Credit Facility Amendment.

“Second Incremental Credit Facility Amendment” means the Second Incremental Credit Facility Amendment to First Lien Credit Agreement, dated as of May 12, 2020, among the Borrower, Holdings, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

B.    Section 1.01 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and replacing them with the following:

“Class,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Term Loans, Swingline Loans, Initial Term Loans (including the 2019 Incremental Term Loans), Incremental Term Loans, Incremental Revolving Loans (including the 2020 Incremental Revolving Loans), Other Term Loans, Other Revolving Loans, Extended Term Loans or Extended Revolving Loans; when used in reference to any Commitment, refers to whether such Commitment is a Term Commitment (including the 2019 Incremental Term Loan Commitment), Revolving Commitment (including the 2020 Incremental Revolving Commitment), Incremental Term Commitment, Incremental Revolving Commitment, Extended Revolving Commitments, Other Term Commitment and Other Revolving Commitment; and when used in reference to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class. Incremental Term Loans, Extended Term Loans and Other Term Loans (together with the respective Commitments in respect thereof) shall, at the election of the Borrower, be construed to be in different Classes. Incremental Revolving Loans, Extended Revolving Loans and Other Revolving Loans (together with the respective Commitments in respect thereof) shall, at the election of the Borrower, be construed to be in different Classes.

“Initial Revolving Loan” means (a) a Revolving Loan made by a Lender to the Borrower in respect of an Initial Revolving Commitment pursuant to Section 2.01(b) and (b) the 2020 Incremental Revolving Loans (other than for purposes of (i) the first paragraph of Section 2.01, (ii) Section 4.01 and (iii) Section 5.09(a)).

C.    Schedule 2.01(b) of the Credit Agreement is hereby replaced in its entirety with Schedule B to this Amendment.

SECTION III.	CONDITIONS TO EFFECTIVENESS

The effectiveness of this Amendment, including Section II, the obligation of the Incremental Revolving Lenders to make available the 2020 Incremental Revolving Commitments is subject to the satisfaction or waiver of the following conditions (the date upon which all of such conditions are satisfied or waived, the “Second Amendment Effective Date”):

A.    Execution. The Administrative Agent shall have received a counterpart signature page of this Amendment, duly executed by each of the Loan Parties, each of the Incremental Revolving Lenders, and the Administrative Agent.

B.    Fees. Substantially concurrently with the Second Amendment Effective Date, the Borrower shall have paid to the Administrative Agent for the ratable accounts of the Incremental Revolving Lenders an upfront fee in an amount equal to 2.00% of the stated amount of such Incremental Revolving Lender’s 2020 Incremental Revolving Commitment as of the Second Amendment Effective Date.

C.    Expenses. The Administrative Agent shall have received, to the extent invoiced, payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or any other Loan Document, including reimbursement or other payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP, to the extent invoiced at least three (3) Business Days prior to the Second Amendment Effective Date) required to be reimbursed or paid by the Borrower hereunder or otherwise in connection with this Amendment.

D.    No Event of Default. No Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or would result after giving effect to the 2020 Incremental Revolving Commitments.

E.    Representations and Warranties. The representations and warranties made by each Loan Party set forth in Article III of the Credit Agreement, in Section IV herein and in any other Loan Document executed on or prior to the Second Amendment Effective Date shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representation or warranty expressly relates to an earlier date in which case such representations and warranties shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date.

F.    Maximum Additional Debt Amount. The aggregate principal amount of the 2020 Incremental Revolving Facility shall not exceed the Maximum Additional Debt Amount after giving effect to the 2020 Incremental Revolving Commitments.

G.    Documentary Conditions. The Administrative Agent shall have received each of the following, dated as of the Second Amendment Effective Date:

(a)    a certificate of each Loan Party signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions or similar consents adopted by such Loan Party approving or consenting to this Amendment and the incurrence of the 2020 Incremental Revolving Commitments, (B) certifying that each Organizational Document of such Loan Party either (x) has not been amended since the Closing Date or, in the case of any Loan Party which is an Additional Guarantor (as defined in the Guaranty), since the date of such Loan Party’s Joinder Agreement to the Guaranty, or (y) is attached as an exhibit to such certificate, certified as of a recent date by the appropriate governmental official, and certified by such Responsible Officer as being in full force and effect as of the Second Amendment Effective Date, (C) certifying (x) as to the incumbency and specimen signature of each officer executing this Amendment and any related documents on behalf of such Loan Party or (y) that such incumbency has not been amended since last delivered to the Administrative Agent, (D) attaching a good standing certificate (to the extent such concept is known in the relevant jurisdiction) from the applicable Governmental Authority of such Loan Party’s jurisdiction of incorporation, organization or formation dated a recent date prior to the Second Amendment Effective Date;

(b)    a certificate from a senior financial officer of the Borrower, substantially consistent with Exhibit C of the Credit Agreement certifying that the Holding Companies and their Restricted Subsidiaries, on a consolidated basis after giving effect to this Amendment and the transactions contemplated hereby (including the 2020 Incremental Revolving Commitments), are Solvent;

(c)    a certificate signed by a Responsible Officer of the Borrower certifying that the conditions set forth in clauses (D), (E) and (F) of this Section III have been satisfied;

(d)    a customary written opinion (addressed to the Administrative Agent and the Lenders and dated the Second Amendment Effective Date) of Kirkland & Ellis LLP, New York counsel for the Loan Parties; and

(e)    customary filings as the Administrative Agent may reasonably require to assure that the 2020 Incremental Revolving Loans contemplated hereby are secured by the Collateral ratably with the other Initial Revolving Loans and the Term Loans.

H.    KYC. The Incremental Revolving Lenders shall have received (i) all documentation and other information with respect to the Borrower that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and (ii) if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered a Beneficial Ownership Certification in relation to the Borrower (to the extent not previously provided).

SECTION IV.	REPRESENTATIONS AND WARRANTIES

In order to induce the Incremental Revolving Lenders to enter into this Amendment and to establish the 2020 Incremental Revolving Commitments, the Loan Parties hereto represent and warrant as of the date hereof to Administrative Agent and each Incremental Revolving Lender that the following statements are true and correct in all material respects (or in all respects if qualified by “materiality” or “Material Adverse Effect”):

A.    Organization; Powers. Each of the Holding Companies, the Borrower and the Restricted Subsidiaries (a) is duly organized or incorporated and validly existing, (b) to the extent such concept is applicable in the corresponding jurisdiction, is in good standing under the laws of the jurisdiction of its organization or incorporation and (c) has all requisite organizational or constitutional power and authority to (i) carry on its business as now conducted and as proposed to be conducted and (ii) execute, deliver and perform its obligations under this Amendment, except, in the case of clause (b) only, where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

B.    Approvals; No Conflicts. The execution, delivery and performance by the Loan Parties of the Loan Documents to which such Loan Parties are a party (a) do not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except (i) such as have been obtained or made and are in full force and effect as of the Second Amendment Effective Date, (ii) filings and registrations of charges necessary to perfect Liens created under the Loan Documents and to release existing Liens (if any), and (iii) those consents, approvals, registrations, filings or other actions, the failure of which to obtain or make would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Organizational Document of any Loan Party, (c) will not violate any Requirement of Law applicable to the Borrower or any Restricted Subsidiary, (d) will not violate or result in a default under any indenture, agreement or other instrument in each case constituting Material Indebtedness binding upon the Borrower or any Restricted Subsidiary or their respective assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any Restricted Subsidiary or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation thereunder as of the Second Amendment Effective Date, and (e) will not result in the creation or imposition of any Lien on any asset of the Borrower or any Restricted Subsidiary, except Liens created under the Loan Documents and Liens permitted under Section 6.02 of the Credit Agreement, except in the cases of clauses (c) and (d) above where such violations, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

C.    Authorization; Enforceability. This Amendment and the Credit Agreement, as modified hereby (and the lending transactions contemplated hereby to occur on the Second Amendment Effective Date), have been duly authorized by all necessary corporate, shareholder or other organizational action by the Holding Companies and the Borrower and constitute, and each other Loan Document to which any Loan Party is a party has been duly authorized by all necessary corporate, shareholder or other organizational action by such Loan Party, and each Loan Document constitutes, or when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation on such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, winding-up, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION V.	ACKNOWLEDGMENT AND CONSENT

Each of the Borrower and each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the consent and modifications contained herein and the establishment of the 2020 Incremental Revolving Commitment. Each of the Borrower and each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document), including without limitation, the 2020 Incremental Revolving Loans.

Each of the Borrower and each Guarantor acknowledges and agrees that any of the Loan Documents (as they may be modified by this Amendment) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each of the Borrower and each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement and the Loan Documents to which it is a party or is otherwise bound are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Second Amendment Effective Date, to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such earlier date.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Person is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Person to any future amendments to the Credit Agreement.

SECTION VI.	MISCELLANEOUS

A.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)    On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.

(ii)    Except for the consent, amendments and modifications expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The consent, amendments and modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by the Borrower remains in the sole and absolute discretion of Administrative Agent and Lenders.

(iii)    The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(iv)    Each Loan Party hereby (A) confirms that the obligations of such Loan Party under the Amended Credit Agreement (including with respect to the 2020 Incremental Revolving Commitments) and the other Loan Documents are entitled to the benefits of the guarantees and the security interests set forth or created in the Security Documents and the other Loan Documents and that such obligations constitute Obligations, (B) ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Security Documents or any other Loan Document to Collateral Agent, on behalf and for the benefit of each Secured Party, as collateral security for such obligations in accordance with their respective terms (including, without limitation, from after giving effect to this Amendment), and (C) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Amendment).

(v)    This Amendment shall be deemed to be a Loan Document and an Incremental Credit Facility Amendment, each as defined in the Credit Agreement.

(vi)    Upon the occurrence of the Second Amendment Effective Date, each Incremental Revolving Lender that is not, prior to the effectiveness of this Amendment, a “Lender” under the Amended Credit Agreement, (A) shall be a “Lender” for all purposes of the Credit Agreement and the Loan Documents, (B) agrees to be bound by the terms and conditions of the Amended Credit Agreement and the Loan Documents and (C) will have all of the rights and obligation of a “Lender” under the Amended Credit Agreement and the Loan Documents.

B.    Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.    Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

D.    Jurisdiction; Waiver of Jury Trial. The provisions of Sections 9.09 and 9.10 of the Credit Agreement pertaining to consent to jurisdiction, service of process, and waiver of jury trial are hereby incorporated by reference herein, mutatis mutandis.

E.    Indemnification. The Borrower hereby confirms that the indemnification provisions set forth in Section 9.03 of the Credit Agreement shall apply to this Amendment and the transactions contemplated hereby.

F.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by e-signature, facsimile or in electronic format (e.g., “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

G.    Entire Agreement. This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

H.    Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOLDINGS:

GOODRX INTERMEDIATE HOLDINGS, LLC,
a Delaware limited liability company

	By:	/s/ Trevor Z. Bezdek
	Name:	Trevor Z. Bezdek
	Title:	Co-Chief Executive Officer

BORROWER:

GOODRX, INC.,
a Delaware corporation

	By:	/s/ Trevor Z. Bezdek
	Name:	Trevor Z. Bezdek
	Title:	Co-Chief Executive Officer

GUARANTORS:

HEYDOCTOR, LLC,
a Delaware limited liability company

	By:	GoodRx, Inc.,
	Its:	Sole Member

	By:	/s/ Trevor Z. Bezdek
	Name:	Trevor Z. Bezdek
	Title:	Co-Chief Executive Officer

IODINE, INC.,
a Delaware corporation

	By:	/s/ Trevor Z. Bezdek
	Name:	Trevor Z. Bezdek
	Title:	Chief Executive Officer

LIGHTHOUSE ACQUISITION CORP.,
a Delaware corporation

	By:	/s/ Trevor Z. Bezdek
	Name:	Trevor Z. Bezdek
	Title:	Chief Executive Officer

[Signature Page to Second Incremental Credit Facility Amendment to First Lien Credit Agreement]

BARCLAYS BANK PLC, as Administrative Agent and Collateral Agent and a Revolving Lender

By:	/s/ Martin Corrigan
Name:	Martin Corrigan
Title:	Vice President

[Signature Page to Second Incremental Credit Facility Amendment to First Lien Credit Agreement]

GOLDMAN SACHS BANK USA, as an Incremental Revolving Lender

By:	/s/ Annie Carr
Name:	Annie Carr
Title:	Authorized Signatory

[Signature Page to Second Incremental Credit Facility Amendment to First Lien Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Incremental Revolving Lender

By:	/s/ Judith Smith
Name:	Judith Smith
Title:	Authorized Signatory

By:	/s/ Emerson Almeida
Name:	Emerson Almeida
Title:	Authorized Signatory

[Signature Page to Second Incremental Credit Facility Amendment to First Lien Credit Agreement]

CITIBANK, N.A. as an Incremental Revolving Lender

By:	/s/ Marni McManus
Name:	Marni McManus
Title:	Vice President

[Signature Page to Second Incremental Credit Facility Amendment to First Lien Credit Agreement]

JPMORGAN CHASE BANK, N.A., as an Incremental Revolving Lender

By:	/s/ Marni McManus
Name:	Marni McManus
Title:	Vice President

[Signature Page to Second Incremental Credit Facility Amendment to First Lien Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as an Incremental Revolving Lender

By:	/s/ Julie Lilienfeld
Name:	Julie Lilienfeld
Title:	Vice President

[Signature Page to Second Incremental Credit Facility Amendment to First Lien Credit Agreement]

BANK OF AMERICA, N.A., as an Incremental Revolving Lender

By:	/s/ David H. Strickert
Name:	David H. Strickert
Title:	Managing Director

[Signature Page to Second Incremental Credit Facility Amendment to First Lien Credit Agreement]

KKR CORPORATE LENDING (CA) LLC, as an Incremental Revolving Lender

By:	/s/ John Knox
Name:	John Knox
Title:	CFO

[Signature Page to Second Incremental Credit Facility Amendment to First Lien Credit Agreement]

CITIZENS BANK, N.A., as an Incremental Revolving Lender

By:	/s/ Aman Patel
Name:	Aman Patel
Title:	Vice President

[Signature Page to Second Incremental Credit Facility Amendment to First Lien Credit Agreement]

TRUIST BANK, as successor by merger to SunTrust Bank, as an Incremental Revolving Lender

By:	/s/ Jared Cohen
Name:	Jared Cohen
Title:	Director

[Signature Page to Second Incremental Credit Facility Amendment to First Lien Credit Agreement]